Financial Income and Expense (Tables)	12 Months Ended
Dec. 31, 2024
Financial Income and Expense
Schedule of financial income and expense

	2024	2023	2022

	(€ in thousands)
Interest income:
Current accounts and deposits	3,251	2,593	106
Interest costs:
Current accounts and deposits	(74)	(31)	(406)
Lease liability	(713)	(774)	(793)
Loans and borrowings	(290)	(398)	(3,928)
Foreign exchange result:
Net foreign exchange (loss) / benefit	(7)	(255)	4,757
	2,167	1,135	(264)